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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2005

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On June 28, Citigroup Inc. issued a press release confirming that it would pay L4 million (US$ 7.29 million) to the UK Financial Services Authority relating to trading activity in the European government bond and bond derivative markets on the 2nd of August 2004. The firm also agreed to relinquish to the FSA approximately L9.96 million (US$ 18.15 million) in profits generated by the trade.

      A copy of the above-referenced press release is being filed as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
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            99.1         Press Release, dated June 28, 2005, issued by
                         Citigroup Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2005                    CITIGROUP INC.


                                        By:    /s/  John R. Dye
                                               ---------------------------------
                                        Name:  John R. Dye
                                        Title: Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit Number
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
      99.1             Press Release, dated June 28, 2005, issued by Citigroup
                       Inc.